Exhibit 99.1

NEWS RELEASE
WESCO International, Inc. / Suite 700, 225 West Station Square Drive / Pittsburgh, PA 15219

WESCO International Announces Completion of Merger with Anixter International

PITTSBURGH, June 22, 2020 /PRNewswire/ -- WESCO International, Inc. (NYSE: WCC), a leading provider of business-to-business (B2B) distribution, logistics services and supply chain solutions, announced it has completed its merger with Anixter International Inc., creating a premier, industry-leading global B2B distribution and supply chain solutions company.

Upon completion of the merger, Anixter became a wholly owned subsidiary of WESCO International. Anixter’s shares ceased trading prior to the market open on June 22, 2020, and each share of Anixter common stock has been converted in the merger into the right to receive $72.82 in cash (without interest), 0.2397 shares of WESCO common stock, and preferred stock consideration consisting of 0.6356 depositary shares, each whole share representing a fractional interest in WESCO’s newly created 10.625% Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock. Based on the 10-day volume weighted average price of WESCO common stock on the NYSE as of the end of trading on June 17, 2020, and valuing the depositary shares based on the value of the underlying preferred stock, total consideration per share of Anixter common stock was $97.93. The newly issued shares of WESCO common and depositary shares will commence trading on the New York Stock Exchange today, June 22, 2020, with the depositary shares trading under ticker symbol WCC PR A.

John Engel, Chairman, President, and Chief Executive Officer, said, “Today marks a significant milestone for WESCO and Anixter. In combining two industry leaders with successful track records, we are creating the premier electrical, communications and utility distribution and supply chain solutions company in the world. This is a transformational combination that provides substantial value creation for our customers, supplier partners, employees, investors, and the communities in which we operate. WESCO's capabilities in industrial, construction, and utility matched with Anixter's expertise in communications, security, and wire and cable create an industry-leading line-up for our customers. As we bring together our complementary products, services, and technologies, there are significant cross-selling opportunities that enable us to offer more solutions, to more customers, in more locations around the world. This is a growth play which will capitalize on the accelerating secular trends of electrification, increased bandwidth demand driven by higher voice, data, video and mobile usage, and the combination and digitization of our B2B value chain.”

“I would like to welcome all WESCO and Anixter team members to our new combined company and thank them for their outstanding dedication and service. We have been executing a detailed, rigorous and process-oriented integration planning effort over the past few months. The high degree of collaboration among and across the integration teams has been inspiring and underscores the strong cultural alignment between WESCO and Anixter. We are taking advantage of the opportunity to leverage the best talent and ideas of two successful organizations in forming our new, world class enterprise. Our recently announced senior management team is excited and confident we will deliver our committed synergies, above-market growth, and industry-leading margins and returns. I look forward to reporting on our progress and the success of this transformational combination in the months ahead.”

Compelling Strategic and Financial Rationale

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Enhances Scale and Global Position. The combined company generated pro forma 2019 revenue of more than $17 billion and is a leading electrical and data communications distributor in North America. The increased scale enables the combined company to accelerate digitization strategies and provides a platform for growth in attractive international markets.

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Broadens and Diversifies Product and Services Portfolio. The combined company has a comprehensive and balanced portfolio that unites WESCO's capabilities in industrial, construction, and utility with Anixter's expertise in data communications, security, and wire and cable. Bringing together the companies’ complementary products, services, technologies, and solutions creates significant cross-selling opportunities, strengthening the customer value proposition as well as supplier relationships.

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Delivers Substantial Synergies. WESCO expects to realize annualized run-rate cost synergies of over $200 million by the end of year three through efficiencies in corporate and regional overhead, optimization of the branch and distribution center network, and productivity in field operations and the supply chain. In addition, WESCO expects incremental sales growth opportunities to result by cross-selling the companies’ complementary product and services offerings to an expanded customer base and capitalizing on the enhanced capabilities across both networks.

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Provides Immediate Earnings Accretion and Significant Free Cash Flow Generation. The combination is expected to be accretive to WESCO's earnings in the first full year of ownership and, with the realization of synergies, substantially accretive thereafter. WESCO also expects the transaction to generate significant margin expansion and EPS growth. The combined company offers strong free cash flow generation, supporting continued investments in the business and enabling a return of capital to stockholders in the future.

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Ability to Rapidly De-Lever. WESCO will utilize the strength of the combined company's cash flows, including significant synergies, to reduce its leverage quickly and expects to be within its long-term target leverage range of 2.0x to 3.5x within 36 months.

Company Contacts

Investors	Media
Will Ruthrauff WESCO International, Inc. (412) 454-4220 wruthrauff@wesco.com	Dawn Marks WESCO International, Inc. 224-521-8484 dawn.marks@anixter.com

Advisors
Barclays served as financial advisor to WESCO, and Wachtell, Lipton, Rosen & Katz served as legal advisor.

Centerview Partners LLC served as lead financial advisor and Wells Fargo Securities, LLC also served as financial advisor to Anixter, and Sidley Austin LLP served as legal advisor.

About WESCO
WESCO International, Inc. (NYSE: WCC), a publicly traded FORTUNE 500® holding company headquartered in Pittsburgh, Pennsylvania, is a leading provider of electrical, industrial, and communications maintenance, repair and operating (MRO) and original equipment manufacturer (OEM) products, construction materials, and advanced supply chain management and logistic services. Pro forma 2019 annual sales were approximately $17.2 billion, including Anixter International. The company employs approximately 18,900 people, maintains relationships with more than 30,000 suppliers, and serves more than 150,000 active customers worldwide. Customers include commercial and industrial businesses, contractors, government agencies, institutions, telecommunications providers, and utilities. WESCO operates 11 fully automated distribution centers and approximately 800 warehouse/branch locations in North America and more than 50 countries around the world, providing a local presence for customers and a global network to serve multi-location businesses and multi-national corporations.

Forward-Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between WESCO and Anixter, including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company’s plans, objectives, expectations and intentions, statements that address the combined company’s expected future business and financial performance, and other statements identified by words such as “anticipate,” “plan,” “believe,” “estimate,” “intend,” “expect,” “project,” “will” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO’s management, as well as assumptions made by, and information currently available to, WESCO’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO’s and WESCO’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation or post-closing regulatory action relating to the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, the risk that problems may arise in successfully integrating the businesses of the companies or that the combined company could be required to divest one or more businesses, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on the combined company’s business, results of operations and financial conditions, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company’s control. Additional factors that could cause results to differ materially from those described above can be found in WESCO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and WESCO’s other reports filed with the SEC.

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